EXHIBIT 10.16

                                     RELEASE

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, BE IT KNOWN THAT each of Barras Investments; Agricola Coco Bonh, S. A.; Azucar, Ltd.; William Beckman; Kristy Cash; Castle Creek Valley Ranch Partnership DBPP; Edwards Capital Corporation; Matthew Holstein Pension Plan; Philip Holstein; Bruce Knox; Ed Leinster; Frederick A. Lenz; Michael M. Louis, Jr.; David Mallen; John T. Mitchell; Nostradamus, S. A.; Richard M. Peck; Pow Wow, Inc.; Barry Seidman; James Skalko; Joseph Sloves; Charles Devine; Jimmy Dean Dowda; Surelock, Inc.; Dominick Vicari; World Capital Funding, LLC.; Arnold A. Zousmer; Hassan Abudul
S. A.; C. A. Oportunidad; Olympus Capital; and James Spratt, on behalf of themselves and any of their respective former, present or future directors, officers, partners and employees, subsidiaries, parents, affiliates, associates, shareholders, agents, attorneys, investment and financial advisors, accountants, representatives, trustees, heirs, successors or predecessors in interest, and assigns (collectively, the "Releasors"), for good and sufficient consideration, the receipt of which is hereby acknowledged, remise, release and forever discharge Chicken Kitchen Corporation, a Florida corporation, and Christian M. de Berdouare, individually, and any of their respective agents, servants, attorneys, former, present or future directors, officers, partners and employees, subsidiaries, parents, affiliates, associates, shareholders, investment advisors and financial advisors, accountants, auditors, representatives, commercial bankers, trustees, heirs, successors or predecessors in interest, and assigns (the "Releasees") from any and all claims, debts, liabilities, demands, judgments, accounts, obligations, promises, acts, agreements, damages, actions and causes of action (hereinafter "Claims"), of whatsoever kind or nature through and including the date of this Release, including, but not limited to Claims based on, relating to, arising out of or in connection with the Claims, facts, transactions, events and occurrences referred to in, or arising out of, or in connection with (or that could have been referred to in, arisen out of, or in connection with) the complaint and Amended Complaint filed in Agricola Coco Bonh, S. A., etc., et al. v. Chicken Kitchen Corp., etc., et al., Case No. 99-4608-CA-2 in the Circuit Court of the Eleventh Judicial Circuit in and for Miami Dade County, Florida, but excluding any Claims relating to the

Exchange Agreement and the Shares Escrow Agreement delivered contemporaneously herewith.

Dated: as of March ____, 2001


Barras Investments, a Panamanian corporation

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of BARRAS INVESTMENTS, to
me known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ________________________ this _____ day of ____________________, 2000.



------------------------------
Notary Public, State of _______
at Large

Print Name:
Commission Number:
My Commission Expires:

Agricola Coco Bonh, S. A.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of AGRICOLA COCO BONH, S.
A., to me known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ________________________ this _____ day of ____________________, 2000.


------------------------------
Notary Public, State of _______
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Azucar, Ltd.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of AZUCAR, LTD., to me
known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of _________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Jimmy Dean Dowda

By:
   -------------------------------

STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, Jimmy Dean Dowda, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ___________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Charles Devine

By:
   -------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, Charles Devine, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

William Beckman

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, WILLIAM BECKHAM., to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Kristy Cash

-----------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, KRISTY CASH., to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ____________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Castle Creek Valley Ranch Partnership DBPP

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of CASTLE CREEK VALLEY
RANCH PARTNERSHIP DBPP., to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Edwards Capital Corporation

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of EDWARDS CAPITAL
CORPORATION, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Matthew Holstein Pension Plan

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of MATTHEW HOLSTEIN PENSION
PLAN, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ____________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Philip Holstein

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, PHILIP HOLSTEIN, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Bruce Knox

------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, BRUCE KNOX, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Ed Leinster

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, ED LEINSTER, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Frederick A. Lenz

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, FREDERICK
A. LENZ, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ____________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Michael M. Louis, Jr.

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, MICHAEL M. LOUIS, JR., to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

David Mallen

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, DAVID MALLEN, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ____________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

John T. Mitchell

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, JOHN T. MITCHELL, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of __________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Nostradamus, S. A.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of NOSTRADAMUS, S. A., to
me known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Richard M. Peck

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, RICHARD M. PECK, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of __________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Pow Wow, Inc.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of POW WOW, INC., to me
known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Barry Seidman

-------------------------------

STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, BARRY SEIDMAN, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

James Skalko

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, JAMES SKALKO, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Joseph Sloves

-----------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, JOSEPH SLOVES, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ____________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Surelock, Inc.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of SURELOCK, INC., to me
known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ____________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Dominick Vicari

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, DOMINICK VICARI, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of __________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

World Capital Funding, LLC.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of WORLD CAPITAL FUNDING,
LLC., to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Arnold A. Zousmer

-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, ARNOLD A. ZOUSMER, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Hassan Abudul S. A.

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of HASSAN ABUDUL, S. A., to
me known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

C. A. Oportunidad

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of C. A. OPORTUNIDAD to me
known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

Olympus Capital

By:
   -------------------------------
Its:


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, __________________________, as _____________________ of OLYMPUS CAPITAL to me
known to be the person described in or who has produced
_________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at ______________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of __________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal

James Spratt


-------------------------------


STATE OF                            }
                                    }SS:
COUNTY OF                           }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, JAMES SPRATT to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _____________________________ this _____ day of ____________________,
2000.


------------------------------
Notary Public, State of ___________
at Large

Print Name:
Commission Number:
My Commission Expires:
Seal